Exhibit 99.2

Energy Storage Manufacturing Infrastructure © 2026 Sakuu Corp. All rights reserved. Investor Presentation Dry-process platforms that scale advanced energy storage production October 2026 SAKUU | KAVIAN® PLATFORM For AI Infrastructure, aerospace & defense, mobility & electrification

Disclaimer © 2026 Sakuu Corp. All rights reserved. 2 Strategic Partners / Investors / Customers General Disclaimer and Confidentiality This confidential investor presentation (this "presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination between Sakuu Corp. ("Sakuu") and Pyrophyte Acquisition Corp. II ("PAII") and related transactions (the "Business Combination") and for no other purpose. This presentation is not intended for reproduction or further dissemination beyond its initial intended recipients without the consent of Sakuu and PAII, consistent with the terms of any applicable confidentiality agreement. It is not intended to form the basis of any investment decision or other decision with respect to the Business Combination. The information contained herein does not purport to be all-inclusive and none of Sakuu, PAII or any of their respective affiliates, directors, officers, employees or advisers or any other person makes any representation or warranty, express or implied, as to the accuracy or completeness of the information in this presentation. To the fullest extent permitted by law, in no circumstances will Sakuu, PAII or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Sakuu, PAII or their respective representatives, as investment, legal or tax advice. Recipients of this presentation should each make their own evaluation of Sakuu, PAII and the Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell, the solicitation of an offer to buy or a recommendation to purchase any securities of PAII, Sakuu or any of their respective affiliates in connection with the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer to sell securities in the proposed private placement (the "Private Placement") will be made only pursuant to a definitive subscription agreement and in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. An investment in the securities is speculative and involves a high degree of risk. Investors must be prepared to bear the economic risks of any investment for an indefinite period and be able to withstand a total loss of their investment. Sakuu and PAII expressly reserve the right, at any time, to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by, any person in any jurisdiction where such distribution or use would be contrary to local law or regulation. By accepting this presentation, you acknowledge that you are (a) aware that the U.S. securities laws prohibit any person who has material, nonpublic information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and that you will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward-Looking Statements Certain statements in this presentation may be considered "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target," "continue," "could," "may," "might," "possible," "potential," "predict" or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Sakuu and PAII have based these forward-looking statements on their current expectations and projections about future events. These statements include: projections of market opportunity, market growth and market share; the future applications, capabilities, and economic value of Sakuu's dry processing technology and related manufacturing platforms; projections regarding Sakuu's ability to meet technical milestones; projections relating to customer lifetime value; estimates of customer adoption rates, production volumes, and usage patterns; projections regarding Sakuu's ability to continue developing, scaling, and manufacturing its dry processing technologies; projections regarding Sakuu's ability to commercialize new products, technologies, manufacturing processes, and production platforms; projections of research, development, engineering, manufacturing and commercialization costs, timelines, and goals; expectations regarding Sakuu's ability to execute its business model and the expected operational, commercial, and financial benefits of such model; expectations regarding Sakuu's ability to attract, retain, and expand its customer base and secure commercial agreements; Sakuu's expectations concerning relationships with strategic partners, suppliers, customers, and other third parties; Sakuu's deployment of proceeds from capital raising transactions; Sakuu's ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies, products, services, or technologies; development of favorable regulations affecting Sakuu's markets; the successful consummation and potential benefits of the Business Combination and expectations related to its terms and timing; and the potential for Sakuu to increase in value. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Sakuu and PAII. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied. These risks and uncertainties include, but are not limited to, the matters described under "Risk Factors" in this presentation and in PAII's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed or to be filed with the U.S. Securities and Exchange Commission (the "SEC") by PAII or Sakuu. The foregoing list is not exhaustive, and new risks may emerge from time to time. You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made. PAII and Sakuu undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer © 2026 Sakuu Corp. All rights reserved. 3 Strategic Partners / Investors / Customers Use of Projections This presentation contains financial and operating forecasts. These unaudited financial projections have been prepared by Sakuu management and include projected financial numbers, comparative metrics and analyses based on or derived from such forecasts, all of which are forward-looking statements to which the sections of this disclaimer regarding forward-looking information apply. Neither Sakuu's nor PAII's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the unaudited financial projections for purposes of their inclusion in this presentation, and accordingly neither expresses an opinion or provides any other form of assurance with respect thereto. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially. Inclusion of the unaudited financial projections in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Financial Information Unless otherwise specified, the financial information and data contained in this presentation are unaudited, do not conform to SEC requirements, including Regulation S-X, and may be subject to audit or review by Sakuu's independent auditors. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the proxy statement/prospectus or other filings relating to the Business Combination. Industry and Market Data In this presentation, Sakuu and PAII rely on and refer to certain information and statistics regarding the markets and industries in which Sakuu competes. Such information and statistics are based on Sakuu management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Sakuu believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither PAII nor Sakuu has independently verified the accuracy or completeness of information provided by third-party sources. Additional Information About the Business Combination and Where to Find It The Business Combination will be submitted to shareholders of PAII for their consideration. PAII intends to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), which will include a proxy statement to be distributed to PAII's shareholders in connection with PAII's solicitation for proxies for the vote by PAII's shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Sakuu's shareholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to the applicable PAII and Sakuu security holders as of the record date established for voting on the Business Combination. Before making any voting or investment decision, PAII and Sakuu shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus and other documents filed with the SEC, as they will contain important information. Shareholders will also be able to obtain copies of the Registration Statement, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov. Participants in the Solicitation PAII and its directors and executive officers may be deemed participants in the solicitation of proxies from PAII's shareholders with respect to the Business Combination. Information regarding PAII's directors and executive officers and their interests in PAII is contained in PAII's filings with the SEC, which are available free of charge at the SEC's website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available. Sakuu and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from PAII's shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available. Trademarks PAII and Sakuu own or have rights to various trademarks, service marks and trade names used in connection with their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third-party trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with, or endorsement or sponsorship by or of, PAII or Sakuu. Solely for convenience, trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate that PAII or Sakuu will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable licensor.

Today’s Speakers

SAKUÚ



Robert Bagheri
Co-Founder, Exec. Chairman and CEO

SAKUÚ

- 25+ years leading semiconductor operations and engineering teams
- Former EVP at Silicon Image and SVP of Operations & Quality at AMCC
- Rebuilt EoPlex's 3D-printed packaging business, which later sold to ASTI Holdings
- Electrical engineering background from UC Berkeley and Cleveland Institute of Electronics

Telewave.io · Silicon Image · SiRF · S3 Graphics



Arwed Niestroj
President and COO

SAKUÚ

- Extensive background in technology, automotive, and manufacturing leadership across two decades in the industry
- Held senior engineering and R&D roles, including CEO of Mercedes-Benz R&D North America, later contributing to Daimler's electrification strategy, EV development, and hydrogen infrastructure initiatives
- Master's degree in technical and nuclear physics from the Technical University of Munich

Mercedes-Benz · ZF



David Pederson
VP of Marketing

SAKUÚ

- Brings senior marketing leadership across networking, wireless, telecom, medical, and industrial sectors, including roles at Pixelworks and Silicon Image
- Holds a chemical engineering degree from the University of Virginia, with expertise in strategic partnerships and international business development

Silicon Image · NASA · National Semiconductor



Michael Lin
VP of Finance

SAKUÚ

- Background in corporate accounting and financial management, with skills spanning reporting, planning, and controls
- Held finance leadership roles at Embolx, a medical device company, and B-Bridge International, a life sciences supplier
- Holds a Bachelor’s degree from Boston University

EMBOLX · B-Bridge · PROFICIO



Dr. Bernard J. Duroc-Danner
Chairman & CEO of Pyrophyte Acquisition Corp. II

PYROPHYTE II

- Internationally recognized energy executive who built Weatherford International and Grant Prideco into global industry leaders through hundreds of targeted acquisitions
- Founded and served as CEO of EVI, Inc. in 1987, an oilfield services and equipment company
- Named Chairman Emeritus of Weatherford, EVI's successor company

Evi · Grant Prideco · Weatherford



Sten Gustafson
President & CFO of Pyrophyte Acquisition Corp. II

PYROPHYTE II

- 25+ years as an energy-industry executive, investment banker, and securities attorney
- Head of Deutsche Bank's Energy Group, Americas, from 2009 to 2012
- Advised on 100+ corporate transactions worth over $100 billion globally
- Began career as a securities attorney at Cleary Gottlieb and Baker Botts

Deutsche Bank · UBS · Morgan Stanley

© 2026 Sakuu Corp. All rights reserved.

4

Investment Highlights

Advanced manufacturing platform to transform the energy storage infrastructure powering the AI economy

The Problem: AI data center growth is creating a structural power-delivery bottleneck
AI's energy storage needs are forcing companies across the supply chain to scale manufacturing

Kavian: We believe our platform will solve the energy storage manufacturing bottleneck
Faster, cost-efficient deployment of advanced energy storage production

$300B+ TAM[(1)]: Translating to **a massive** market opportunity
Addressing multiple high-growth markets including infrastructure for AI, defense, mobility & electrification

Chemistry-agnostic manufacturing platform
Positioned to capitalize on the evolving battery landscape

Enables Onshoring of Critical Energy Manufacturing
Localized production reduces supply-chain dependence and enables resilient, scalable energy infrastructure

Strong customer momentum
World-class customers across AI, energy storage, and mobility

Potential to have highly profitable business model
Capital-light, strong margin, high growth


SAKUŪ
Kavian™ Platform
Multi-material, multi-process dry process electrode manufacturing platform

2016	~$110 million[(2)]	~40	128	25+	MUSASHI / SK
Founded	Raised to date	Employees	Patents Granted/Allowed/Applied	Customers in Pipeline	Strategic Partners / Investors / Customers

© 2026 Sakuu Corp. All rights reserved.

(1) *IDTechEx Study "Li-Ion Battery Market 2026-2036: Technologies, Player,Applications, Outlooks and Forecasts" Nov 2026, McKinsey & Co Dec 2025 Manufacturing Cost Est. and Sakuu Management*
(2) *Only includes Equity*

5

AI Growth is Creating a Structural Power-delivery Bottleneck

SAKUÚ

Exponential growth in data centers drives demand for advanced energy storage products

Key Energy Tailwinds

~945 TWh
Projected Data Center power usage by 2030[1]

7-12%
Electricity share for US Data Centers by 2030[2]

~120 kW
Full rack power usage today[3]

~600 kW
Projected future full rack power usage[4]

ENERGY STORAGE MANUFACTURING IS NOW REQUIRED INFRASTRUCTURE

for dense AI facilities, spanning milliseconds to minutes of protection, buffering and power quality support.

Target End Markets

AI Infrastructure
Energy storage manufacturing: Supercapacitors and batteries

Aerospace & Defense
High reliability and volume- and weight-efficient

Mobility
Cost performance optimized batteries

Electrification
Long life high reliability batteries

MACRO INFLECTION | Power-demand growth from AI is outpacing grid capacity
Driving infrastructure investments in storage and power delivery

© 2026 Sakuu Corp. All rights reserved.

(1) International Energy Agency, Energy and AI (2) U.S. Department of Energy (3) Nvidia Mission Control Documentation (4) Vertiv, Preparing Federal Government Data Centers for AI

6

Three AI Infrastructure Factors Drive a Massive Near-term Opportunity

SAKUÚ

Sakuu will enable energy storage manufacturers to deliver the next-generation products AI data centers require

1 Power density & peak demand

Sakuu enables: High-power storage and supercapacitor architectures closer to the load.

Estimated impact: peak demand ↓ 20–40%; power losses ↓ 10–30%

2 Energy loss & cooling load

Sakuu enables: Lower-resistance electrode architectures designed to reduce heat generation.

Estimated impact: cooling energy ↓ 30–50%; OpEx ↓ 10–25%

3 Buildout economics & safety

Sakuu enables: Distributed, safer storage architectures with lower infrastructure dependency.

Potential impact: infrastructure CapEx ↓ 15–35%; safety costs ↓ 10–20%

ILLUSTRATIVE CASE STUDY: A 1GW DATA CENTER SAVES $1B PER YEAR IN COSTS USING SAKUU ENABLED ENERGY STORAGE DEVICES

1 GW scale Data Center Expenses	Annual Operating Costs ($M)[1]	Estimated Savings %[3]	Savings ($M)
Electricity and Power	$ 600	30%	$ 180
Operations and Labor	$ 300	20%	$ 60
Facility Depreciation	$ 2,600	30%	$ 780
Total Excluding Servers	**$ 3,500**		**$ 1,020**
		Yearly Savings	**29%**

ESTIMATED $2.2T[2] IN CAPITAL EXPENSES SAVINGS THROUGH 2031

BENEFITS TO AI INFRASTRUCTURE BUILDERS

15–35% ↓	10–25% ↓	20–40% ↓	30–50% ↓
INFRASTRUCTURE CAPEX	OPERATING COSTS	PEAK DEMAND	COOLING ENERGY

[1] Source EPOCH AI May 14, 2026
[2] Goldman Sachs estimating $7.6T CapEx spend through 2031 – May 1, 2026 – savings calculated by applying 30% in estimated capital expense reduction for facilities
[3] Management estimates

Illustrative potential reductions based on Sakuu-enabled architectures; actual economics vary by site design, system configuration, and deployment profile.

© 2026 Sakuu Corp. All rights reserved.

7

Will enable localized, lower-cost, high-performance energy storage manufacturing © 2026 Sakuu Corp. All rights reserved. 8 Kavian: Advanced Manufacturing Platform Powering Energy Storage Manufacturing We Believe Global Energy Storage Manufacturing Must Change: AI Infrastructure & Electrification Demand Legacy Processes Costly & Inefficient Manufacturers need low-cost & scalability New products need new manufacturing architecture Lower-cost High-Performance Energy Storage High-Throughput Dry Manufacturing Advanced Materials Engineering AI-Driven Process Optimization Kavian 2000 KAVIAN PLATFORM → ENERGY STORAGE MANUFACTURERS → AI DATA CENTERS/AEROSPACE/EV/GRID MARKETS INTEGRATED DRY MANUFACTURING PLATFORM

Why Kavian?

Will enable more efficient manufacturing and higher-performing electrodes, battery cells and packs

Material Science, Technology

- **Proprietary** Material Science for Printability
- Applicable to **todays and future** battery materials & chemistries
- **Core know-how** in matching materials with printing, process and equipment



Using Raw Powder

Sakuu Formulation Technology



Resulting Electrode

Competitive Advantages

- Better process control for **uniformity**
- No use of PTFE/ additives; **PFAS free**
- Cathode, anode, and **solid-state layers**
- **No** excessive pressures **damaging** particles
- Use customers existing materials



Kavian Impact on Product

- Reduced product **cost**
- **Thicker** and multi-layer electrodes

Future:

- *Patterned electrode matching product space*
- *Structured electrode breaking energy/power tradeoff*
- *Lower weight & Inherently safe*
- *Improved Recycling, Eliminates need for SSB*



Kavian Dry Electrodes



Todays Products



Tomorrow's Innovations

Improves Product Performance

Demonstrated

- Lower resistance
- Higher **energy density**
- Improved **cycle life**
- Higher **power density**

Future:

- *Higher energy density on cell and pack level*
- *Reduced cost of safety components on pack level*



Cathode Tortuosity: Wet vs Dry
Tortuosity
0
1
2
3
4
5
6
34% Improved
52% Improved
Wet Cathode - Sakuu
Dry Cathode - Sakuu
Wet Cathode - Customer
Dry Cathode - Customer

Copyright© 2026 Sakuu Corp. All rights reserved.

Italics: Available with future planned future Kavian platforms

Sakuu Investor Deck 09.26

Kavian will Eliminate the Costliest Steps in Energy Storage Manufacturing

SAKUÚ

Removing wet coating, drying and solvent recovery changes energy storage economics

LEGACY WET PROCESS ELECTRODE MFG.

Energy-intensive. Capital-intensive. Complex

ELECTRODE MANUFACTURING → Packaging → Testing

WET MIXING → DRYING OVENS | SOLVENT RECOVERY → → →


Solvent Recovery
Wet Coating
Drying Ovens
40-60m

- LARGE FACTORY FOOTPRINT
- HIGH ENERGY USAGE
- TOXIC SOLVENT RECOVERY

KAVIAN 2000 DRY PROCESS ELECTRODE MFG.

Simpler. Cleaner. Lower cost.

ELECTRODE MANUFACTURING → Packaging → Testing

DRYING & SOLVENT RECOVERY ELIMINATED


(length ~20m)

Seamless Integration
Uses existing downstream equipment

KAVIAN ADVANTAGE[1]

up to **40%** Lower Mfg Costs	**~20%** Lower CapEx	**~30%** Lower OpEx	**<1%** Waste
Zero Solvents	**50%** Smaller manufacturing Footprint	**~40%** Less Energy Usage	**Months** vs Years to Scale

© 2026 Sakuu Corp. All rights reserved.

[1] *Management estimates*

10

Fundamental Advantages of the Kavian Platform

SAKUÚ

Our dry process has greater process control and flexibility versus incumbent processes

SAKUÚ — Dry Printing Process

Overview:

- We believe Sakuu has pioneered the world's first dry printing platform, enabling high-volume printing by adapting the properties of dry materials

Advantages:

- Wide range of active materials – upcoming material sets including advanced LIBs, solid-state, sodium-ion etc.
- No material dependency
- Novel dry formulations and no special additives, binders or materials
- Does not use toxins, like PTFE and NMP, and is suitable for non-fluorinated binders and SSB
- Uniformity independent of calendering
- High product flexibility supporting multilayer electrodes and wide range of thicknesses (30µm to 300µm)
- Scalable at high-volume rates



AM Batteries — Dry Spraying Process

Overview:

- AM patented a dry electrostatic spraying process that applies dry mixed electrode powder onto a substrate via an electrostatic spray deposition system. Dragonfly deposits powder electrostatically.
- As with the rest of the market, they then mechanically compress and bind particles to the substrate via a hot calendering system

Disadvantages:

- **Conductive materials - carbon based difficult to use with electrostatic process** (battery anodes/super caps)
- Clogged spray nozzles prohibit a continuous high-volume manufacturing process
- Precision and uniformity of spraying not sufficient for battery manufacturing (lack of edge control)
- Not scalable at high-volume rates



Fraunhofer, Tesla, Dürr, Gelon, Saueressig — "Maxwell" Process

Overview:

- Most dry process competitors are closely mimicking a version of Tesla's extrusion/fibrillation Maxwell process
- The process is similar to producing supercapacitor electrodes, which has an easier set of manufacturing requirements

Disadvantages:

- Limited applicable materials
- Materials are **damaged** through fibrillation process
- Difficult to produce thin layers/sheets
- Inability to make high-performance cathodes
- Process relies on PTFE, a hazardous PFAS compound requiring precise temperature control and currently under EU regulatory review for a potential ban
- **Requires cooled material delivery**



Matthews, Lead, Saueressig, Dürr, Gelon — Incumbent Wet Process

Overview:

- Wet electrode coating has been around since the 1980s and limited to small incremental improvements ever since
- Dealing with wet electrodes is the most challenging aspect of li-ion battery manufacturing today

Disadvantages:

- High energy consumption and real estate footprint
- Use of toxic chemicals like NMP
- Limited product flexibility
- High product waste and scrap rate – recovery, purification systems are required to capture and recover the chemicals


Slurry Mixing
Slurry Coating
Oven Drying
Solvent Recovery
Calendering
Slitting
Vacuum Drying

Dry Process (Dry Printing, Dry Spraying, "Maxwell") | **Incumbent Wet Process**

© 2026 Sakuu Corp. All rights reserved.

Confidential-Provided under NDA 11

Strategics Validate the Kavian Platform

SAKUÚ

World-class partners with committed investment across AI, energy storage, and mobility

Musashi Seimitsu

INVESTOR SINCE 2019

Industry-Leading Super Capacitor Manufacturer

- **End Markets:** AI/Data Centers & 2W/3W Mobility
- **Expanding factories** across Japan, US, and Asia
- **Deploying** in US/Global data center racks



Super Capacitor Module for Data Center Racks

SK On

TOP 10 GLOBAL EV BATTERY MANUFACTURER(1) • PARTNER SINCE 2024

22 GWh/yr

Bartow, GA

- **End Markets:** AI Infrastructure, Grid Storage, EV Mobility
- **Conditional commitment letter** for 1 production systems – 3 additional units in discussion
- **Committed** to localizing in US



Bartow, GA

MOU for Contract Manufacturing

PNT (People & Technology)

Founded 2003 • 600+ employees • Battery mfg. equipment & automation leader

Goals of Potential Partnership with PNT:

- **Accelerated production** timeline for Kavian 2000
- **Global manufacturing scale** to meet market demand
- **Three-way partnership** with SK On accelerates commercialization

© 2026 Sakuu Corp. All rights reserved.

(1) SNE Research Report December 2025

12

Commercial Readiness and Customer Progress

Scaling and commercialization of the Kavian platform

25+ **Customers in pipeline**

Customer Engagements

- Conditional commitment letter for up to 4 production systems
  Technical engagement has progressed toward potential commercial deployment
  Targeting first unit for strategic partner
- Under discussion to become strategic partner for super capacitors
  AI Datacenter infrastructure partner
- Multiple strategic partnerships under discussion
  EU battery and US battery manufacturers

Kavian Platform Progress

- Dry-process validated across major battery chemistries
- **Delivered >500 meters** of customer-spec electrodes
- Demonstrated performance advantages vs legacy wet coating
- Expanding process across batteries and super capacitors


SAKUU

KAVIAN 2000 DRY PRINTING ELECTRODE MANUFACTURING PLATFORM

High Performance
Superior electrode quality and consistency

Lower Cost
Eliminates solvents and drying for step-change cost reduction

Built for Scale
High-speed, continuous process designed for commercial volumes



Top Tier Customer Pipeline
3 of Top 10 Battery Mfgs.

Commercial Traction
Targeting 4-8 Systems in 2027

Validated
500m+ Electrodes Delivered

Expanding Markets
AI Infrastructure + Energy Storage

© 2026 Sakuu Corp. All rights reserved.

13

Asset-light platform sales with ~50% gross margin and cash-neutral customer payment structure1 Copyright© 2026 Sakuu Corp. All rights reserved. 14 Proposed Business Model & Unit Economics Revenue Model at Scale Platform Sale Kavian 2000 equipment across 3 configurations Service Fee Recurring: 10% – Years 1&2 | 8% – Life of Platform Includes License for Process and Formulation Technologies – IP Moat Margin ~50% Gross Margin COGS 48-52% | CM Payments: 50/50 split Kavian Platform Pricing Kavian 2000-400 Pilot/ Production: 0.5-1GWh/y $3.5–5.5M Kavian 2000-700 Production: 2-3GWh/y $6.5–8.5M Kavian 2000-1000 Production: 3-5 GWh/y $18–22M Illustrative Revenue as Customer Scales from 4 to 200 Units Small-Scale: 4 Units $20M | $1.6M/yr service 1 GWh/yr Battery Mid-Scale: 100 Units $300M | $24M/yr service Super Caps | 100M AI DC Servers/yr Large-Scale: 200 Units $1B | $80M/yr service 50 GWh/yr Battery Customer Payment Terms ATTRACTIVE WORKING-CAPITAL MODEL, WITH CUSTOMER MILESTONE PAYMENTS FUNDING PRODUCTION AND LIMITING SAKUU'S CAPITAL REQUIREMENTS AS VOLUMES SCALE 50% At Order 30% At Shipment 20% At Acceptance Platform Assembly via Contract Mfg. Partner | Estimated 5-6 Mo. Delivery 14 © 2026 Sakuu Corp. All rights reserved. 1Management estimates

Leadership from semiconductor equipment, automation, advanced manufacturing and public-company operators. © 2026 Sakuu Corp. All rights reserved. 15 Sakuu's Innovative Team Sakuu's vision is to apply additive manufacturing to enable more efficient and sustainable manufacturing Sakuu's Kavian platform will enable companies to bring battery and super capacitor manufacturing on shore David Pederson VP of Marketing Arwed Niestroj President and COO Siamak Azizi Co-Founder, SVP Manufacturing & Quality Dr. Karl Littau Chief Technology Officer Dr. Christoph Erben Head of Engineering Robert Bagheri Co-Founder, Exec. Chairman and CEO Michael Lin VP of Finance

Why Now + Why Sakuu

SAKUÚ

Rapid growth of AI infrastructure, grid scale storage and electrification is forcing development of localized energy storage manufacturing infrastructure

MARKET PULL

$300B+

cumulative manufacturing equipment TAM through 2030E[(1)]

driven by the need to build advanced storage capacity faster, cleaner and closer to demand

UNIQUE PRODUCT



Kavian® dry-process platform

One platform → faster deployments → recurring process value

VALIDATED PLATFORM

Musashi Seimitsu

Strategic Partner • Investor Since 2019 • Pipeline Customer

SK On

Top 10 Global EV Battery Manufacturer • Partner Since 2024 • Pipeline Customer

RETURN ON IMPACT[(2)]

Dry-process production supports cleaner, localized and more resilient energy infrastructure

55%
CO_2e reduction

LOCAL
manufacturing near demand

End-market benefit: more scalable storage for AI power, grid resilience, mobility and electrification

RETURN ON INVESTMENT[(2)(3)]

Kavian® lowers the cost and complexity of deploying advanced energy storage factories up to 40%
cost reduction for electrode manufacturing

50%
smaller manufacturing footprint

40%
lower energy consumption

30%
lower operating costs

Customer outcome: faster, lower-cost capacity deployment

STRONG COMMERCIALIZATION PLAN

Backed by world-class partners

>500m
electrodes delivered

25+
customers in pipeline

~50%
gross margin

Potential for highly profitable business model: Capital light, strong margin & high forward growth

© 2026 Sakuu Corp. All rights reserved.

(1) IDTechEx Study "Li-Ion Battery Market 2026-2036: Technologies, Player,Applications, Outlooks and Forecasts" Nov 2026, McKinsey & Co Dec 2025 Manufacturing Cost Est. and Sakuu Management
(2) McKinsey Analysis (3) Management Estimates

16

Illustrative Transaction Overview at $50M Raise

SAKUÚ

Transaction Highlights

Valuation

- Assumes Pre-Money Rollover Equity Value to Sakuu of $600M

Financing

- Assumes Sakuu raises $50M from PIPE / Trust Investors at $10.00 per share
- Expected uses fund initial customer deployments and working capital to drive revenue and achieve profitability

Structure

- Sakuu shareholders would roll 100% of their equity & expected to have a pro-forma ownership of ~83%

Implied Sources & Uses

Sources	($ Millions)
Sakuu rollover equity	$600
SPAC Trust / PIPE[6]	50
Total	**$650**

Uses	($ Millions)
Sakuu rollover equity	$600
Cash to balance sheet	40
Transaction expenses	10
Total	**$650**

Pro-Forma Valuation

PF Shares Outstanding (M)	**72.2**
Share Price ($)	$10.00
PF Equity Value ($M)	**$722.3**
(+) PF Debt ($M)	$0.0
(-) PF Cash ($M)[1]	($40.0)
PF Enterprise Value ($M)	**$682.3**

Pro-Forma Ownership[2][3]

	Shares (Million)	% Own.
Sakuu Rollover Equity	60.0	83.1%
SPAC Sponsor[4]	7.2	10.0%
New Investors[5]	5.0	6.9%


SAKUÚ

(1) Does not include existing cash or debt on Sakuu's balance sheet as of LOI signing
(2) Excludes impact from 15.1M public and 5.1M private warrants
(3) Excludes impact of earnouts, subject to change
(4) Assumes sponsor retains all promote shares, subject to change
(5) Assumes new capital raised at $10.00 per share
(6) Assumes Sakuu raises $50M from PIPE and SPAC's trust account, net of redemptions

© 2026 Sakuu Corp. All rights reserved.

17

Risk Factors © 2026 Sakuu Corp. All rights reserved. 18 Strategic Partners / Investors / Customers The below list of risk factors has been prepared solely for purposes of the proposed private placement transaction (the "Private Placement") as part of the proposed business combination of Pyrophyte Acquisition Corp. II ("PAII") and Sakuu Corporation (the "Business Combination"), and solely for potential investors in the Private Placement, and not for any other purpose. All references to "Sakuu," the "Company," "we," "us" or "our" refer to the business of Sakuu Corporation and its subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by the disclosures contained in documents to be filed with or furnished to the U.S. Securities and Exchange Commission ("SEC") by the Company and PAII, including documents filed or furnished in connection with the Business Combination. The risks presented in such filings will reflect the disclosure required in the applicable filings, including with respect to the business and securities of the Company and PAII and the proposed transactions between the Company and PAII, and may differ significantly from, and be more extensive than, those presented below. Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's equity securities may decline, and any investor in the Private Placement may lose all or part of its investment. Risks Related to Our Business Development, Performance and Commercialization. Sakuu faces significant technical, engineering and manufacturing challenges in developing, scaling and commercializing its Kavian dry-process manufacturing platform and related process and formulation technologies. Sakuu may experience delays, fail to achieve required quality, uniformity, yield, throughput, performance, cost or production-volume targets, or develop platforms or technologies that do not perform as expected or satisfy customer specifications when deployed in commercial-scale production environments. Limited Operating History and Continuing Losses. Sakuu is an early-stage company with a limited operating history and a history of financial losses, and expects to incur significant expenses and continuing losses for the foreseeable future. Additional Capital and Working Capital Requirements. Sakuu's business requires substantial capital to complete development, commence commercial production, fund initial customer deployments and support its operations and growth. Although Sakuu expects customer milestone payments to fund a portion of platform production costs, customers may delay or withhold orders or payments, production costs may exceed milestone payments and customer acceptance may be delayed or disputed. Additional capital may not be available on acceptable terms or at all, and any equity or equity-linked financing may dilute existing stockholders. Competition and Technological Change. The markets for battery and energy-storage manufacturing equipment and processes are intensely competitive and rapidly evolving. Sakuu competes with established wet-process manufacturing methods, other dry- process technologies and companies with substantially greater financial, technical, manufacturing and commercial resources, any of which may develop manufacturing technologies or equipment that are less expensive, more effective, more scalable or otherwise superior to Sakuu's technologies and products. Market Adoption. Sakuu's future opportunities depend on customer adoption of dry-process manufacturing technologies and the continued development and growth of markets for advanced energy-storage products, including products used in AI infrastructure, grid storage, aerospace and defense, mobility and electrification. These markets, or demand for Sakuu's manufacturing platform within these markets, may develop more slowly or at a smaller scale than expected, if they develop at all. Customers, Commitments and Sales Cycles. Sakuu's success depends on demonstrating the commercial value of its technologies and converting customer evaluations, pipeline opportunities, commitment letters and other expressions of interest into binding purchase orders, completed platform sales and recurring service and licensing revenue. Customer evaluation, qualification and procurement processes may be lengthy; commitment letters, non-binding purchase orders, forecasts, pipeline opportunities and expressions of interest may not result in sales; and a limited number of customers or strategic partners may account for a substantial portion of Sakuu's anticipated revenue. Third Parties, Contract Manufacturing and Supply Chain. Sakuu depends on contract manufacturers, strategic partners and third-party suppliers to manufacture, deploy and commercialize its Kavian platforms and to supply necessary materials, components, technology and equipment. Sakuu's ability to meet its commercialization and delivery plans will depend in part on these third parties successfully manufacturing platforms at the required quality, cost, volume and timing. Failures, delays or disputes involving these third parties, as well as shortages, tariffs, trade restrictions or increased costs, could delay customer deliveries, prevent customer acceptance, disrupt operations or increase Sakuu's costs. Growth and Operational Management. Sakuu may be unable to transition from technology development and customer validation to repeatable commercial production, delivery, installation and support of its Kavian platforms. Sakuu also may be unable to accurately forecast demand or manufacturing and supply requirements, effectively manage growth, control costs or implement appropriate operational, financial and information systems and controls, which could result in excess costs, shortages, delays, customer acceptance issues or an inability to achieve its business objectives. Key Personnel. Sakuu's success depends on its ability to attract, retain and motivate executive officers, technical personnel and other key employees, and the loss of their services or an inability to hire qualified personnel could harm Sakuu's business.

Risk Factors © 2026 Sakuu Corp. All rights reserved. 19 Strategic Partners / Investors / Customers Intellectual Property. Sakuu's business depends substantially on intellectual property and proprietary know-how relating to materials, formulations, manufacturing processes, equipment and product performance. Sakuu may be unable to obtain, maintain, protect or enforce these rights or prevent competitors from developing similar or alternative technologies, and may become subject to claims that its technologies or products infringe or otherwise violate third-party intellectual property rights. Any of these matters could result in substantial costs, divert management's attention or restrict Sakuu's ability to commercialize or license its technologies and products. Product Safety and Liability. Sakuu's manufacturing platforms, technologies and processes, and energy-storage products manufactured using them, may pose safety, performance and reliability risks. Accidents, equipment malfunctions, process failures, product defects, recalls, warranty claims or product liability claims could result in substantial costs, liabilities, customer disputes and reputational harm, and Sakuu's insurance or contractual protections may be unavailable or insufficient to cover these risks. Legal and Regulatory Compliance. Sakuu's operations and products are subject to evolving environmental, health and safety, trade, anti-corruption and other laws and regulations, and compliance may be costly; any failure to comply could result in fines, liabilities, operational restrictions and reputational harm. Risks Related to the Private Placement Capital Raise. There can be no assurance that we will be able to raise our targeted proceeds in the Private Placement, or that the amount of funds raised in the Private Placement will be sufficient to consummate the Business Combination or satisfy the combined company's anticipated capital needs. Dilution. The issuance of securities in the Private Placement will dilute the ownership and voting interests of the combined company's other stockholders. Risks Related to the Business Combination Transaction Costs. Both PAII and Sakuu will incur significant transaction costs in connection with the Business Combination. Conditions to the Business Combination. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. Redemption. If a significant number of PAII shareholders elect to redeem their shares in connection with the Business Combination, the share ownership of the combined company will be highly concentrated, which will reduce the public "float" and may have a depressive effect on the market price of the shares of the combined company. Redemptions will also reduce the amount of capital available to the combined company following the Business Combination. Value of Securities. If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of PAII's securities or, following the consummation of the Business Combination, the value of the combined company's securities, may decline. Stock Exchange Approvals. There can be no assurance that the combined company's securities will be approved for listing on the applicable stock exchange or that the combined company will be able to comply with the continued listing standards of such stock exchange. Conflicts of Interest. Certain of PAII's officers and directors may have interests in the Business Combination that differ from, or are in addition to, the interests of PAII's other shareholders, which may have influenced their support for or approval of the Business Combination. Legal Proceedings. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent its completion. Compliance with Laws. Changes in applicable laws or regulations, or a failure by PAII or Sakuu to comply with applicable laws and regulations, could adversely affect the parties' ability to consummate the Business Combination or the combined company's business and results of operations following its completion.

Ushering in the Next-Generation of Energy Storage Manufacturing © 2026 Sakuu Corp. All rights reserved.